UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 18, 2019

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

iCAD, Inc. (the “Company”) entered into a Fourth Loan Modification Agreement, attached hereto as Exhibit 10.1 (the “Amendment”), dated as of March 18, 2019, with Silicon Valley Bank, a California corporation, in respect of the Loan and Security Agreement, dated as of August 7, 2017, as amended. The Amendment, among other things, (i) removes the minimum Detection Revenue covenant for periods ending after December 31, 2018, (ii) establishes the levels of Adjusted EBITDA (as defined therein) for periods occurring in calendar year 2019, and (iii) adds a minimum consolidated net revenue covenant for trailing six-month periods beginning March 31, 2019 through December 31, 2019.

The Amendment establishes revised levels of Adjusted EBITDA (as defined therein) of at least (i) ($3,500,000) for the six month period ending March 31, 2019, (ii) ($4,000,000) for the six month period ending June 30, 2019, (iii) ($4,000,000) for the six month period ending September 30, 2019, and (iv) ($2,000,000) for the six month period ending December 31, 2019.

The Amendment also establishes revised levels of consolidated net revenue of at least: (i) $11,443,000 for the trailing six month period ending March 31, 2019; (ii) $11,571,000 for the trailing six month period ending June 30, 2019; (iii) $12,963,000 for the trailing six month period ending September 30, 2019; and (iv) $14,529,000 for the trailing six month period ending December 31, 2019.

The Amendment further provides that Adjusted EBITDA and consolidated net revenue levels after December 31, 2019 will be determined in the future in consultation with the Company.

The foregoing description of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 10.1, which is incorporated herein by reference. Defined terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

10.1	Fourth Loan Modification Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Michael Klein
Michael Klein
Chief Executive Officer

Date: March 21, 2019